Exhibit 10.33

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of August 28, 2003 (the “Amendment”), by and between COMERICA BANK, successor in interest to COMERICA BANK – CALIFORNIA (“Bank”) and DITECH COMMUNICATIONS CORPORATION (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 7, 2002, as amended (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.               The following defined term in Section 1.1 of the Agreement is hereby amended to read as follows:

“Revolving Maturity Date” means July 31, 2004.

2. The reference to “One Hundred Thousand Dollars ($100,000)” in Section 2.1(e) of the Agreement is hereby amended to read as follows: “Two Hundred Thousand Dollars ($200,000)”.

3. The last paragraph of Section 6.3 of the Agreement and Subsection 6.3(f) of the Agreement are hereby deleted in their entirety.

4. Sections 6.7 and 6.8 of the Agreement are hereby amended in their entirety to read as follows:

6.7 Accounts and Minimum Balance. Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary depository and operating accounts with Bank.

6.8  [Intentionally Omitted.]

5. Section 6.10 of the Agreement is hereby amended in its entirety to read as follows:

6.10 Minimum Liquidity. At all times, Borrower shall maintain a balance of unrestricted cash and cash equivalents of not less than Twenty Million Dollars ($20,000,000).

6. Exhibit C to the Agreement is hereby amended and replaced in its entirety by Exhibit C attached hereto.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

8. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred which is continuing.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)          this Amendment, duly executed by Borrower;

(b)         an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(c)          such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DITECH COMMUNICATIONS CORPORATION

By:	/s/ William J. Tamblyn

Title:	VP/Chief Financial Officer

COMERICA BANK

By:	/s/ Bob Shutt

Title:	FVP – Group Manager

EXHIBIT C

COMPLIANCE CERTIFICATE

TO: COMERICA BANK

FROM: DITECH COMMUNICATIONS CORPORATION

The undersigned authorized officer of DITECH COMMUNICATIONS CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                           with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements	Quarterly within 50 days	Yes	No

Annual (CPA Audited)	FYE within 100 days	Yes	No

10K and 10Q	(annually and quarterly, as applicable)	Yes	No

Financial Covenant	Required		Actual	Complies

Maintain at all times (measured on a Quarterly Basis):
Minimum “Effective Tangible Net Worth”	$75,000,000	*	$	Yes	No
Minimum Liquidity	$20,000,000		$	Yes	No

* Borrower shall maintain at all times an Effective Tangible Net Worth of not less than Seventy Five Million Dollars ($75,000,000) plus fifty percent (50%) of all proceeds received by Borrower on or after the Closing Date from Subordinated Debt and / or the sale or issuance of its equity securities. “Effective Tangible Net Worth” as used herein means Tangible Net Worth minus Total Liabilities.

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Received by:
Sincerely,		AUTHORIZED SIGNER

Date:
Signature	Verified:
AUTHORIZED SIGNER
Title	Date:

Date	Compliance Status	Yes	No